Phunware Reports Full Year 2023 Financial Results

AUSTIN, Texas, March 12, 2024 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or “the Company”), the leading provider of patented wayfinding and mobile engagement solutions for mobile that enables brands to engage, manage and monetize anyone anywhere, today announced financial results for the year ended December 31, 2023.

“Our company today is dramatically stronger than the one we talked about in November,” said Mike Snavely, CEO of Phunware. “With management changes, a reduction in our cost structure and marked improvements to the balance sheet we’ve moved into executing on our vision. We have significant traction with existing and new accounts and a new vision of how we’re serving our markets. We’ll share our plans on the earnings call and beyond.”

Full Year 2023 Financial Results
•Net revenues from continuing operations for the year totaled $4.8 million
•Impairment of remaining goodwill of $25.8 million
•Lyte Technologies business was classified as a discontinued operation in 2023
•Net loss from continuing operations was $(41.9) million, excluding the goodwill impairment it would have been $(16.1) million.
•Net loss was $(52.8) million
•Net loss from continuing operations per share was $(17.62)
•Net loss from discontinued operations per share was $(4.56)
•1:50 reverse stock split effectuated February 26, 2024, received retroactive treatment in the 2023 and prior financial statements, which is reflected in the loss per share numbers above
•Non-GAAP Adjusted EBITDA loss was $(15.5) million

Recent Business Highlights and Notable Corporate Developments

•On March 12, 2024, Nasdaq notified Phunware that it has demonstrated compliance with the requirements to remain listed on The Nasdaq Capital Market
•Appointed Jeremy Kidd as Senior Vice President of Sales and Marketing
•Appointed Elliot Han to its Board of Directors
•Announced and executed a Reverse Stock Split
•Expanded Hospitality Portfolio via a Multi-Year Partnership with Escapades Memphrémagog and PAL+

“In late 2023 and into early 2024, we strategically reshaped our operating costs and stabilized our balance sheet to prepare for future growth,” said Phunware CFO Troy Reisner. “Our strategic cost-cutting initiatives have significantly reduced our expected cash burn for 2024, and, through equity raises in early 2024, we have significantly bolstered our balance sheet and eliminated outstanding debt. We are confident that we have the tools for supporting and investing in the business and future growth initiatives.”

Conference Call Information

Phunware management will host a conference call today (March 12, 2024) at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss its financial results for the year ended December 31, 2023.

Interested parties may access the conference call by dialing 888-506-0062 in the United States, or 973-528-0011 from international locations with access code: 912114. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-

looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Phunware’s mission is to foster an ecosystem where digital interactions enable a more engaged, interactive, and valuable experience for all stakeholders. We are redefining connectivity by ensuring the widespread adoption of our technologies amongst brands, mobile consumers, partners, digital asset holders, and market participants.

Phunware PR & Media Inquiries:
Email: press@phunware.com
Phone: (512) 693-4199

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Consolidated Balance Sheets
(In thousands, except share and per share information)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash	$3,934	$1,955
Accounts receivable, net of allowance for doubtful accounts of $86 and $10 at December 31, 2023 and 2022, respectively	550	835
Digital assets	75	10,137
Prepaid expenses and other current assets	374	608
Current assets of discontinued operation	28	3,328
Total current assets	4,961	16,863
Property and equipment, net	40	192
Goodwill	—	25,766
Right-of-use asset	1,451	2,301
Other assets	276	325
Non-current assets of discontinued operation	—	9,388
Total assets	6,728	54,835
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,836	$7,278
Accrued expenses	437	2,741
Lease liability	629	696
Deferred revenue	1,258	1,531
PhunCoin deposits	1,202	1,202
Current maturities of long-term debt, net	4,936	9,667
Warrant liability	—	256
Current liabilities of discontinued operation	205	2,206
Total current liabilities	16,503	25,577
Deferred tax liability	—	—
Deferred revenue	651	1,274
Lease liability	1,031	1,928
Non-current liabilities of discontinued operation	—	1,175
Total liabilities	18,185	29,954
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at December 31, 2023 and 2022; 3,851,448 and 2,063,074 shares issued and outstanding as of December 31, 2023 and 2022, respectively	—	—
Treasury stock at cost; 10,130 and 0 shares at December 31, 2023 and 2022, respectively	(502)	—
Additional paid-in capital	292,467	275,572
Accumulated other comprehensive loss	(418)	(472)
Accumulated deficit	(303,004)	(250,219)
Total stockholders’ equity	(11,457)	24,881
Total liabilities and stockholders’ equity	6,728	54,835

Consolidated Statements of Operations and Comprehensive Loss
(In thousands, except share and per share information)

	Year Ended December 31,
	2023	2022
Net revenues	$4,832	$6,521
Cost of revenues	3,146	3,012
Gross profit	1,686	3,509
Operating expenses:
Sales and marketing	3,329	4,114
General and administrative	13,780	17,277
Research and development	4,449	6,149
Impairment of goodwill	25,819	—
Total operating expenses	47,377	27,540
Operating loss	(45,691)	(24,031)
Other income (expense):
Interest expense	(1,733)	(2,406)
Loss on extinguishment of debt	(237)	—
Impairment of digital assets	(50)	(22,911)
Fair value adjustment for warrant liabilities	256	3,349
Gain on sale of digital currencies	5,310	367
Other income, net	230	211
Total other income (expense)	3,776	(21,390)
Loss before taxes	(41,915)	(45,421)
Income tax expense	(29)	(4)
Net loss from continuing operations	(41,944)	(45,425)
Net loss from discontinued operation, net of $0 taxes	(10,841)	(5,469)
Net loss	(52,785)	(50,894)
Cumulative translation adjustment	54	(120)
Comprehensive loss	$(52,731)	$(51,014)

Net loss from continuing operations per share, basic and diluted	$(17.62)	$(22.95)
Net loss from discontinued operations per share, basic and diluted	$(4.56)	$(2.76)

Weighted-average common shares used to compute loss per share, basic and diluted	2,379,972	1,979,634

Consolidated Statements of Cash Flows
(In thousands)

	Year Ended December 31,
	2023	2022
Operating activities
Net loss from continuing operations	$(41,944)	$(45,425)
Net loss from discontinued operation	(10,841)	(5,469)
Adjustments to reconcile net loss to net cash provided by operating activities:
Accretion of debt discount and amortization of deferred financing costs	1,136	1,034
Gain on change in fair value of warrant liability	(256)	(3,349)
Gain on sales of digital currencies	(5,310)	(367)
Impairment of digital assets	50	22,911
Impairment of goodwill and other long lived assets	25,887	—
Stock-based compensation	4,071	3,009
Other adjustments	1,285	441
Changes in operating assets and liabilities:
Accounts receivable	235	2
Prepaid expenses and other assets	283	26
Accounts payable	558	726
Accrued expenses	(1,246)	(987)
Lease liability payments	(959)	(794)
Deferred revenue	(896)	(318)
Cash flows from operating activities - continuing operations	(27,947)	(28,560)
Cash flows from operating activities - discontinued operation	9,512	1,704
Net cash used by operating activities	(18,435)	(26,856)
Investing activities
Proceeds received from sale of digital assets	15,390	1,282
Purchases of digital assets	—	(923)
Capital expenditures	—	(242)
Cash flows used in investing activities - continuing operations	15,390	117
Cash flows used in investing activities - discontinued operation	(8)	(2,375)
Net cash used in investing activities	15,382	(2,258)
Financing activities
Proceeds from borrowings, net of issuance costs	—	11,795
Payments on borrowings	(5,057)	(8,066)
Proceeds from sales of common stock, net of issuance costs	10,476	4,298
Treasury stock repurchases	(502)	—
Proceeds from exercise of stock options	58	28
Net cash provided by financing activities - continuing operations	4,975	8,055
Effect of exchange rate on cash and restricted cash	57	(123)
Net (decrease) increase in cash and restricted cash	1,979	(21,182)
Cash and restricted cash at the beginning of the period	1,955	23,137
Cash and restricted cash at the end of the period	$3,934	$1,955

	Year Ended December 31,
	2023	2022
Supplemental disclosure of cash flow information
Interest paid	$1,215	$957
Income taxes paid	$—	$—
Supplemental disclosure of non-cash information
Issuance of common stock for payment on 2022 Promissory Note	$1,800	$—
Right-of-use assets obtained in exchange for operating lease obligations	$—	$3,053
Non-cash exchange of digital assets	$557	$906
Issuance of common stock in connection with acquisition of Lyte Technology, Inc.	$—	$3,064
Issuance of common stock under the 2018 employee stock purchase plan previously accrued	$48	$214
Issuance of common stock for payment of earned bonus and consulting fees	$434	$—

Non-GAAP Financial Measures and Reconciliation
Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Year Ended December 31,
	2023	2022
(in thousands)
Net loss from continuing operations	$(41,944)	$(45,425)
Add back: Depreciation	84	50
Add back: Interest expense	1,733	2,406
Add back: Income tax expense	29	4
EBITDA	(40,098)	(42,965)
Add back: Stock-based compensation	4,071	3,009
Add back: Loss on extinguishment of debt	237	—
Add back: Impairment of digital assets	50	22,911
Add back: Impairment of goodwill	25,819	—
Less: Fair value adjustment for warrant liabilities	(256)	(3,349)
Less: Gain on sale of digital assets	(5,310)	(367)
Adjusted EBITDA	$(15,487)	$(20,761)

	December 31,
	2023	2022
(in thousands, except percentages)
Gross profit	$1,686	$3,509
Add back: Stock-based compensation	447	210
Adjusted gross profit	$2,133	$3,719
Adjusted gross margin	44.1%	57.0%

Supplemental Information
(In thousands, except percentages)

	Year Ended December 31,		Change
(in thousands, except percentages)	2023	2022	Amount	%
Net Revenues, Cost of Revenues, Gross Profit & Margin
Net revenues	$4,832	$6,521	$(1,689)	(25.9)%
Cost of revenues	3,146	3,012	134	4.4%
Gross Profit	$1,686	$3,509	$(1,823)	(52.0)%
Gross Margin	34.9%	53.8%